SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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First Sentry Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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2) Aggregate number of securities to which transaction applies:

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☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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April 19, 2010

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of First Sentry Bancshares, Inc. (the “Company”). The Annual Meeting will be held at The Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia at 1:00 p.m. (local time) on May 17, 2010.

The enclosed Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted.  During the Annual Meeting we will also report on the operations of the Company.  Directors and officers of the Company will be present to respond to any questions that stockholders may have.  Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of directors to the Board of Directors of the Company and the ratification of the appointment of Hess, Stewart & Campbell, PLLC as the independent registered public accounting firm for the Company for the year ending December 31, 2010.  For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and “FOR” the ratification of the appointment of our independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Geoffrey S. Sheils
Geoffrey S. Sheils
President and Chief Executive Officer

First Sentry Bancshares, Inc.
 823 Eighth Street
Huntington, West Virginia 25701
(304) 522-6400

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 17, 2010

Notice is hereby given that the Annual Meeting of First Sentry Bancshares, Inc. (the “Company”) will be held at The Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia at 1:00 p.m. (local time) on May 17, 2010.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of 21 directors to the Board of Directors;

2.	the ratification of the appointment of Hess, Stewart & Campbell, PLLC as the independent registered public accounting firm for the Company for the year ending December 31, 2010; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.  Stockholders of record at the close of business on April 5, 2010 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.  A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.  HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER FOR YOU TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Mary A. McComas
Mary A. McComas
Corporate Secretary

April 19, 2010

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2010:  THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND FIRST SENTRY BANCSHARES 2009 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6628.

PROXY STATEMENT

First Sentry Bancshares, Inc.
823 Eighth Street
Huntington, West Virginia 25701
(304) 522-6400

ANNUAL MEETING OF STOCKHOLDERS
May 17, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of First Sentry Bancshares, Inc. to be used at the Annual Meeting of Stockholders, which will be held at The Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia at 1:00 p.m. (local time) on May 17, 2010, and all adjournments.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 19, 2010.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below.  Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof.  Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon.  Please sign and return your proxy to our corporate secretary in order for your vote to be counted.  Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the annual meeting.

The Board of Directors knows of no additional matters that will be presented for consideration at the annual meeting.  Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the annual meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Secretary of First Sentry Bancshares, Inc. at the address shown above, delivering to us a duly executed proxy bearing a later date, or attending the annual meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the annual meeting. The presence at the annual meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of First Sentry Bancshares, Inc. prior to the voting of such proxy.

VOTING SECURITIES, VOTING PROCEDURES AND METHOD OF COUNTING VOTES

Holders of record of our common stock, par value $1.00 per share, as of the close of business on April 5, 2010 are entitled to one vote for each share then held, except as described below. As of the record date, we had 1,437,651 shares of common stock issued and outstanding.  The presence in person or by proxy of a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting.  Broker non-votes and proxies marked “ABSTAIN” will be counted for purposes of determining that a quorum is present.  In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominees proposed by the Board of Directors or to “WITHHOLD AUTHORITY” to vote for one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.  Under the West Virginia Business Corporation Act, in the election of directors, holders of common stock possess cumulative voting rights, consequently, stockholders have as many votes as the number of shares owned, multiplied by the number of directors to be elected, and they may either cumulate all votes for one candidate or distribute those votes among as many candidates as the stockholder may choose.

As to the ratification of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote “FOR” the proposal; (ii) vote “AGAINST” the proposal; or (iii) “ABSTAIN” from voting on the proposal.  The ratification of the independent registered public accounting firm must be approved by the affirmative vote of a majority of the shares voted at the annual meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”

Proxies we solicit will be returned to us and will be tabulated by an Inspector of Election designated by our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of five percent of our common Stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. As of the record date, we did not know of any person who was the beneficial owner of more than five percent of our outstanding shares of common stock.

PROPOSAL 1—ELECTION OF DIRECTORS

As a result of our acquisition of Guaranty Financial Services, Inc., our Board of Directors is currently composed of 21 members.  Our directors are elected annually to serve for a one-year period and until their respective successors are elected and qualify. The Board of Directors has nominated each of the nominees listed in the table on the next page to serve as directors, each of whom is a member of the Board of Directors.

The table on the next page sets forth certain information, as of the record date, regarding the composition of our Board of Directors, including the terms of office of Board members.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the annual meeting for the election of the nominees identified below.  If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.  There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Names and Addresses (1)	Age(2)	Positions Held	Director Since(3)	Current Term to Expire	Shares of Common Stock Beneficially Owned on Record Date (4)		Percent of Class

DIRECTORS/NOMINEES

Robert H. Beymer	81	Chairman of the Board	1996	2010	53,706	(5)	3.7%
Geoffrey S. Sheils	45	President, Chief Executive Officer and Director	1997	2010	3,200	(6)	*
Kerry P. Dillard	49	Director	2001	2010	6,080	(7)	*
David Fox III	61	Director	2009	2010	6,801	(8)	*
Jeffrey E. Hood	67	Director	2004	2010	32,668	(9)	2.3
Johnnie Jones	73	Director	2001	2010	41,956	(10)	2.9
Nester S. Logan	70	Director	2004	2010	9,032		*
J. Grant McGuire	54	Director	2009	2010	14,245	(11)	1.0
Charles H. McKown, Jr. MD	75	Director	1998	2010	12,800	(12)	*
Edward W. Morrison, Jr.	59	Director	2009	2010	6,012	(13)	*
Sally C.B. Oxley	59	Director	2009	2010	6,820	(14)	*
George A. Patterson III	59	Director	2009	2010	17,050	(15)	1.2
Paul B. Riedel	66	Director	2009	2010	5,775	(16)	*
Robert L. Shell, Jr.	66	Director	1996	2010	69,315	(17)	4.8
J. Roger Smith	72	Director	2009	2010	19,102	(18)	1.3
Marc A. Sprouse	61	Director	2009	2010	12,611	(19)	*
Paul L. Turman, II	46	Director	2002	2010	9,400		*
Arthur Weisberg	85	Director	1997	2010	5,640	(20)	*
John Jay White	58	Director	2009	2010	8,926	(21)	*
Joseph Williams	65	Director	1996	2010	3,160	(22)	*
S. Kenneth Wolfe, MD	65	Director	1996	2010	32,440	(23)	2.3

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Richard D. Hardy	53	Senior Vice President and Chief Financial Officer	N/A	N/A	150		*
Robert L. Hardwick	71	Executive Vice President	N/A	N/A	4,750	(24)	*
Larry E. Plantz	65	Senior Vice President and Senior Loan officer	N/A	N/A	3,135	(25)	*
Toby Taylor	42	Senior Vice President	N/A	N/A	1,120	(26)	*
All Directors and Executive Officers as a Group (25 persons)					385,894		26.8

(1)	The mailing address for each person listed is 823 Eighth Street, Huntington, West Virginia 25701.
(2)	As of April 5, 2010.
(3)	Reflects initial appointment to the Board of Directors of First Sentry Bancshares, Inc.
(4)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of common stock if he has sole or shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(5)
Includes 9,100 shares of common stock held in Mr. Beymer’s individual retirement account and 26,000 shares held by his spouse. Mr. Beymer has pledged 16,858 shares of common stock as security for a loan.

(6)	Includes 2,800 shares of common stock held in Mr. Sheils’ individual retirement account.
(7)	Includes 4,400 shares of common stock held by a company Mr. Dillard controls.
(8)	Includes 751 shares of common stock held by Mr. Fox’s children and 110 shares held in the estate of Mr. Fox’s son.
(9)	Includes 24,396 shares of common stock held in Mr. Hood’s individual retirement account, 7,272 shares held in his spouse’s individual retirement account and 500 shares held by a company he controls.
(10)	Includes 4,400 shares of common stock held by a company Mr. Jones controls.
(11)	Includes 137 shares held by child 1, 138 shares held by child 2 and 110 shares held jointly by both children of Mr. McGuire.
(12)	Includes 11,200 shares of common stock held in Mr. McKown’s individual retirement accounts.
(13)	Includes 1,100 shares of common stock held by Mr. Morrison’s spouse and 990 shares held by his children.
(14)	Includes 220 shares of common stock held by Ms. Oxley’s children.
(15)	Includes 12,100 shares of common stock held by Mr. Patterson’s spouse and 3,300 shares held by his spouse as custodian for his children.
(16)	Includes 2,750 shares of common stock held by a company controlled by Mr. Riedel and 275 shares held by his son.
(17)	Includes 9,727 shares of common stock held by Mr. Shell’s spouse. Mr. Shell has pledged 65,515 shares of common stock as security for a loan.
(18)	Includes 2,695 shares of common stock held by a company controlled by Mr. Smith and 1,843 shares held by his children.

(Footnotes follow on next page)

(19)	Includes 9,900 shares of common stock held in Mr. Sprouse’s individual retirement account, 220 shares held in his spouse’s individual retirement account and 566 shares held by his children.
(20)	Includes 5,640 shares of common stock held in Mr. Weisberg’s individual retirement accounts.
(21)
Includes 2,034 shares of common stock held as custodian for Mr. White’s children, 825 shares held by his daughter, 1,145 shares held by his spouse, 500 shares held in his individual retirement account and 1,000 shares held in his spouse’s IRA.

(22)	Includes 1,320 shares of common stock held as custodian for Mr. Williams’ children. Mr. Williams has pledged 1,640 shares of common stock as security for a loan.
(23)	Includes 32,000 shares of common stock held by Mr. Wolfe’s spouse.
(24)	Includes 4,550 shares of common stock held in Mr. Hardwick’s individual retirement accounts.
(25)	Includes 2,750 shares of common stock held in Mr. Plantz’s individual retirement account and 385 shares held by his children.
(26)	Includes 400 shares of common stock held in Mr. Taylor’s individual retirement account and 480 shares held by his children.
*	Less than 1%.

The principal occupation during the past five years of each director and executive officer is set forth below.  All directors and executive officers have held their present positions for five years unless otherwise stated.

Directors

Robert H. Beymer is retired. He is the Chairman of the Board of Directors of First Sentry Bancshares, Inc. and First Sentry Bank.  He is the past President and Chief Executive Officer of First Sentry Bank and has over 40 years of community banking experience in Huntington, West Virginia. He was also a director of First State Financial Corporation located in Sarasota, Florida.

Geoffrey S. Sheils has been the President and Chief Executive Officer of First Sentry Bancshares, Inc. and First Sentry Bank since 2001 and has been with First Sentry Bank since 1997. Prior to joining First Sentry Bank, he held various positions in commercial lending at the First Huntington National Bank. Mr. Sheils has over 27 years of community banking experience in Huntington, West Virginia.

Kerry P. Dillard has been the President and Chief Executive Officer of Bloss & Dillard, Inc., a Managing General Agent insurance agency located in Huntington, West Virginia since 1997. He compliments the Board with his experience, accomplishments and reputation in the business community.

Robert L. Shell, Jr. is the Chairman of Guyan International, Inc., a manufacturing company headquartered in Barboursville, West Virginia, a position he has held since 1985. He was also a director of First State Financial Corporation located in Sarasota, Florida. He brings significant expertise in international operations, change management and strategic planning to the Board.

Paul L. Turman, II has been the President of Big Ike, a real estate holding company located in Barboursville, West Virginia, since 1994. He brings entrepreneurial business knowledge and experience to the Board through his ownership and operation of a construction and real estate development company.

Johnnie Jones has been the President and Chief Executive Officer of Ducky’s, Inc., a salvage company located in Huntington, West Virginia, since 1992. He brings an entrepreneurial perspective, knowledge and contacts in the local communities in which we serve.

Arthur Weisberg has been the President of State Electric Company, Inc. located in Huntington, West Virginia since 1952. His unique combination of experience and accomplishments in business brings a wealth of knowledge to the Board.

Charles H. McKown, Jr., M.D. has been the Vice President for Health Services and Dean of the Marshall University School of Medicine located in Huntington, West Virginia, since 1989. Dr. McKown’s background in public health issues and administration provide him with organizational skills that contribute to the management of the organization.

Joseph L. Williams is the President and Chief Executive Officer of Basic Supply Company, Inc. located in Huntington, West Virginia, which he founded in 1977. He was also President and Chief Executive Officer of Consolidated Bank & Trust Company headquartered in Richmond, Virginia, and a member of the Board of Directors of its bank holding company parent, Abigail Adams National Bancorp, Inc. He is also a director of Energy Services of America Corp. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia.

Nester “Buddy” Logan has been the President of S.S. Logan Packing Co. located in Huntington, West Virginia, since 1980. He brings an entrepreneurial perspective, knowledge and contacts in the local communities in which we serve.

S. Kenneth Wolfe, M.D. is retired.  He was a physician at the V.A. Medical Center in Huntington, West Virginia and had been a practicing physician for approximately 30 years. Dr. Wolfe complements the Board with his knowledge of the business community gained as a prominent physician, and his leadership skills from serving on numerous boards and civic organizations.

Jeffrey Hood has been the President of Hood Enterprises, a real estate holding company, located in Huntington, West Virginia, since 1977.  He provides our Board valuable assistance in the field of commercial real estate through his experience in all aspects of property development and management.

Marc A. Sprouse was the President and Chief Executive officer of Guaranty Financial Services, Inc. and Guaranty Bank & Trust Company both of which we acquired in 2009. Currently, he is the President of the Huntington Area Development Council beginning in October 2009.

David Fox III is the Vice President of Business Development for McJunkin Red Man Corporation beginning in 2009.  He was Executive Vice President of McJunkin Appalachian Oilfield Supply Company from 1989 to 2008.  He has a vast knowledge of the local economy, its leaders, and has valuable insight from prior board experiences.

J. Grant McGuire is an attorney and a partner with the law firm of Campbell, Woods, Bagley, Emerson, McNeel & Herndon, P.L.L.C., for the past 20 years. His legal and community background provides the Board with expertise in the areas of corporate governance, governmental affairs and community service.

Edward W. Morrison, Jr. is President of C.I. Thornburg Company, Inc., a distributor of water and waste supplies for the past 30 years. As owner and President of C. I. Thornburg, Mr. Morrison’s business experience makes him a highly qualified member of the Board.

Sally C.B. Oxley is a physical therapist and President of Huntington Physical Therapy Services, Inc. since 1982. As President of Huntington Physical Therapy Services, Ms. Oxley’s business insight, knowledge of Cabell County and its leaders and her active service on various boards and civic organizations makes her a valuable member of the Board.

George A. Patterson, III is an attorney and a member of Bowles, Rice, McDavid, Graff & Lowe, P.L.L.C., a law firm since 1979. As an attorney and a business professional, he brings regulatory, strategic planning, business development and operations management expertise to the Board.

Paul B. Riedel is Co-Founder and President of Riedel-Wilkes Building Structures, Inc. since 1978, a design and building contractor of commercial buildings. He has broad business experience, financial expertise and experience as an entrepreneur.

J. Roger Smith is an entrepreneur and President of Smith Reality Company, Inc. since 1990. He brings an entrepreneurial perspective, management experience and a strategic vision to the Board.

John Jay White is President of Mahue Construction Company, Inc. since 1992, providing services to Natural Gas producing properties.  Mr. White’s business experience, his deep roots in Lincoln County, West Virginia, and his knowledge regarding the local economy and its leaders makes him a valuable member of the Board.

Executive Officers who are not Directors

Robert L. Hardwick has been the Executive Vice President of First Sentry Bank since 2001 and is responsible for the management of a commercial loan portfolio, the development of the Barboursville market and the administrator of business development for all branch offices.

Richard D. Hardy has been the Senior Vice President and Chief Financial Officer of First Sentry Bancshares, Inc. and First Sentry Bank since 2006.  He was Assistant Vice President and Senior Credit Analyst of First Sentry Bank from 2001 to 2006.

Larry E. Planz is currently a Senior Vice President with First Sentry Bank and has been in banking since 1970.  Previously, he was Senior Vice President of Guaranty Bank & Trust Company from 1999 through 2009.

 Toby Taylor is the Senior Vice President of First Sentry Bank responsible for the management of First Sentry Bank’s lending and retail operations since 2000.

Board Independence

Since our common stock is quoted on the Pink Sheets, we are not subject to certain rules regarding the independence of directors applicable to companies traded on the Nasdaq Stock Market or any other national securities exchange.  However, the Board of Directors has determined that each of the directors, with the exception of Mr. Sheils, is “independent” as defined in the listing standards of the Nasdaq Stock Market.  Mr. Sheils is not independent because he serves as President and Chief Executive Officer.

In determining the independence of the non-executive directors, the Board of Directors reviewed the following transactions: (1) fees of approximately $2,200 to Director Hood for representing First Sentry Bank as a real estate broker in 2009; (2) fees of approximately $45,000 paid to T.T.J., Inc., which leases the Barboursville branch and the surrounding land to First Sentry Bank and which is owned by Director Turman’s father, uncle and aunt; (3) fees of approximately $7,800 paid to Basic Supply Company, Inc., which provides maintenance supplies to First Sentry Bank and is owned by Director Williams; (4) fees of approximately $16,500 paid to Smith Reality Company, which leases the Pea Ridge Branch to First Sentry Bank and is owned by Director Smith; and (5) fees of approximately $17,000 paid to Campbell, Woods, LLC., which is the law firm where Director McGuire is a partner.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules.  These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Our common stock is registered with the Securities and Exchange Commission pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The officers and directors and beneficial owners of greater than 10% of our common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock.  Securities and Exchange Commission rules require disclosure in our proxy statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis.  Based on our review of such ownership reports, we believe that no officer or director failed to timely file such ownership reports during the year ended December 31, 2009.   We are not aware of any 10% beneficial owners of our common stock.

Board Structure and Risk Oversight

Our Board of Directors is chaired by Robert H. Beymer, who is a non-executive director. This structure ensures a greater role for the independent directors in the oversight of First Sentry Bancshares, Inc. and First Sentry Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

The Board of Directors is actively involved in oversight of risks that could affect First Sentry Bancshares, Inc. This oversight has been enhanced during 2010 following our acquisition of Guaranty Financial Services, Inc. which lead us to become a Securities and Exchange Commission reporting company with the establishment of a committee structure described below and new corporate policies and procedures to better manage risk oversight of First Sentry Bancshares, Inc. The Board of Directors satisfies its risk oversight through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within First Sentry Bancshares, Inc.  Risks relating to the direct operations of First Sentry Bank are further overseen by the Board of Directors of First Sentry Bank, who are the same individuals who serve on the Board of Directors of First Sentry Bancshares, Inc.  The Board of Directors of First Sentry Bank also has additional committees that conduct risk oversight separate from First Sentry Bancshares, Inc. The Board of Directors oversees risks through the continued review of the operations of the company while refining policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

Meetings and Committees of the Board of Directors

The business of the Board of Directors of First Sentry Bancshares, Inc. is conducted through meetings and activities of the Board and its committees.  The Board established in 2010 the following committees:  the Compensation Committee and the Nominating and Corporate Governance Committee.  In addition, the Board has an Audit Committee. In 2009, the full Board of Directors acted as the Nominating Committee and Compensation Committee.

During the year ended December 31, 2009, the Board of Directors held 12 regular meetings and no special meetings.  During the year ended December 31, 2009, other than Charles H. McKown and Robert L. Shell, Jr., no other director attended fewer than 75% of the aggregate of:  (i) the total number of meetings of the Board of Directors (held during the period for which he/she has been a director); and (ii) the total number of meetings held by all committees of the Board on which he/she served (during the periods that he/she served).   In the future executive sessions of the independent directors may be held on a regularly scheduled basis.

While we have no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend.  Nine of then First Sentry Bancshares, Inc. directors attended the 2009 Annual Meeting of Stockholders.

The Nominating and Corporate Governance Committee

The Board of Directors acted as the Nominating Committee in 2009.  In 2010, the Board of Directors has established a Nominating and Corporate Governance Committee and will appoint the members of the Committee following the 2010 Annual Meeting of Stockholders. Each member of the Nominating and Corporate Governance Committee will be considered “independent” as defined in the Nasdaq corporate governance listing standards.  Our Board of Directors has adopted a written charter for the Committee, which is available on our website at www.firstsentry.com.

The functions of the Nominating and Corporate Governance Committee include the following:

●	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

●	to review and monitor compliance with Nasdaq Stock Market listing requirements for Board independence;

●
to make recommendations to the Board regarding the size and composition of the Board and  develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board; and

●	to review the committee structure and make recommendations to the Board regarding committee membership.

The Nominating and Corporate Governance Committee will identify nominees for the Board of Directors by first evaluating the current members of the Board of Directors willing to continue in service.  Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective.  If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members.  In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.  The Nominating and Corporate Governance Committee will seek to identify a candidate who at a minimum satisfies the following criteria:

●	has the highest personal and professional ethics and integrity and whose values are compatible with us;

●	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

●	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

●	is familiar with the communities in which we operate and/or is actively engaged in community activities;

●	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

●	has the capacity and desire to represent the balanced, best interests of the stockholders as a group, and not primarily a special interest group or constituency.

The Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.  Although the Nominating and Corporate Governance Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process.  While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Nominating and Corporate Governance Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further us in our role as a community-based financial institution.

Procedures for the Recommendation of Director Nominees by Stockholders

The Nominating and Corporate Governance Committee will adopt procedures for the submission of director nominees by stockholders.  If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating and Corporate Governance Committee will consider candidates submitted by our stockholders.  Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 823 Eighth Street, Huntington, West Virginia 25701.  The Corporate Secretary must receive a submission not less than one hundred and fifty (150) days prior to the anniversary date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:

●	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

●
the name and address of the stockholder as he or she appears on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

●
the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

●	a statement of the candidate’s business and educational experience;

●	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

●	a statement detailing any relationship between the candidate and us or any of our customers, suppliers or competitors;

●	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

●	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Stockholder Communications with the Board

A stockholder who wishes to communicate with the Board of Directors or with any individual director can write to the Corporate Secretary, at 823 Eighth Street, Huntington, West Virginia 25701, Attention:  Board Administration.  The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

●	forward the communication to the director or directors to whom it is addressed;

●	attempt to handle the inquiry directly (for example, where it is a request for information about us or if it is a stock-related matter); or

●	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

The Audit Committee

Our Audit Committee consists of Messrs. Robert L. Shell Jr., S. Kenneth Wolfe, MD, Kerry P. Dillard, David Fox, III and Sally C.B. Oxley.  Each member of the Audit Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3, and has an understanding of financial statements.  The Board of Directors has not designated a director as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC.  The Audit Committee is evaluating the financial literacy of its members as well as the directors who joined the Board following our recent acquisition of Guaranty Financial Services, Inc. for the purpose of designating an “audit committee financial expert.” We intend to designate a director as our “audit committee financial expert” prior to next year’s annual meeting of stockholders.    The duties and responsibilities of the Audit Committee include, among other things:

●	retaining, overseeing and evaluating an independent registered public accounting firm to audit our annual financial statements;

●	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of our financial reporting processes, both internal and external;

●	approving the scope of the audit in advance;

●	reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

●
considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the registered public accounting firm independence;

●	reviewing earnings and financial releases and quarterly reports filed with the SEC;

●	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

●	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

●	reviewing the adequacy of the Audit Committee charter.

The Audit Committee met five times during the year ended December 31, 2009.   Our Board of Directors has adopted a written charter for the Audit Committee.  The charter is available on our website at www.firstsentry.com.

Audit Committee Report

Management has the primary responsibility for our internal controls and financial reporting processes.  The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In accordance with rules established by the Securities and Exchange Commission, the Audit Committee has prepared the following report for inclusion in this proxy statement:

As part of its ongoing activities, the Audit Committee has:

●	reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the year ended December 31, 2009;

●	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

●
received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.  In addition, the Audit Committee recommended that the Board of Directors appoint Hess, Stewart & Campbell, PLLC as our independent registered public accounting firm for the year ending December 31, 2010, subject to the ratification of this appointment by the stockholders.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and this report shall not otherwise be deemed “soliciting material” or filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

This report has been provided by the Audit Committee:

Robert L. Shell Jr.,
S. Kenneth Wolfe, MD,
Kerry P. Dillard,
David A. Fox, III,
Sally C.B. Oxley.

The Compensation Committee

The Board of Directors acted as the Compensation Committee in 2009. In 2010, the Board of Directors has established a Compensation Committee and will appoint the members of the Committee following the 2010 Annual Meeting of Stockholders. Each member of the Compensation Committee will be considered “independent” as defined in the Nasdaq corporate governance listing standards.  The Board of Directors has adopted a written charter for the Committee, which is available on our website at www.firstsentry.com.

The Compensation Committee is appointed by the Board of Directors to assist the Board in developing compensation philosophy, criteria, goals and policies for our executive officers that reflect our values and strategic objectives. Beginning in 2010, the Committee will review the performance of and annually recommend to the full Board the compensation and benefits of our executive officers (including the Chief Executive Officer).  The Committee will administer our compensation plans.  The Committee will establish the terms of employment and severance agreements/arrangements for executive officers, including any change of control and indemnification agreements. The Committee will recommend to the full Board the compensation to be paid to our directors and any affiliates for their service on the Board. Finally, the Committee will establish annual compensation percentage increases for all employees.

For 2009, in making compensation decisions, the Board of Directors did not use numerical formulas to determine changes in compensation for the named executive officers. The Board of Directors considered a variety of factors in its deliberations over executive compensation, emphasizing the profitability and scope of our operations, the experience, expertise and management skills of the named executive officers and their role in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions.  While the quantitative and non-quantitative factors described above were considered by the Board of Directors, such factors were not assigned a specific weight in evaluating the performance of the named executive officers. In determining the Chief Executive Officer’s bonus, the Chairman of the Board also considered the above factors and made a recommendation to the Board of Directors who authorized such bonus. For the other named executive officers, the Chief Executive Officer considered the above factors and made a recommendation to the Board of Directors who authorized their bonuses.

Code of Ethics

We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The Code of Ethics is available at our website at www.firstsentry.com.  Amendments to and waivers from the Code of Ethics will also be disclosed on our website.

Executive Compensation

The following table sets forth for the fiscal years ended December 31, 2009 and 2008, certain information as to the total compensation paid by us to Geoffrey S. Sheils, our principal executive officer, as well as to the two most highly compensated executive officers who received total compensation exceeding $100,000 for the 2009 fiscal year.  Each of the individuals listed in the table below is referred to as a Named Executive Officer.

Name and Principal Position	Year	Salary	Bonus	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation(1)	Total

Geoffrey S. Sheils,	2009	$205,000	$30,000	—	—	—	—	$—	$235,000
President and CEO	2008	$205,000	$16,308	—	—	—	—	$2,137	$223,445

Richard D. Hardy, Senior Vice	2009	$110,000	$10,400	—	—	—	—	$5,408	$125,808
President and CFO	2008	$100,000	$3,077	—	—	—	—	$5,000	$108,077

Toby Taylor, Senior Vice	2009	$110,000	$3,400	—	—	—	—	$5,408	$118,808
President	2008	$100,000	$3,077	—	—	—	—	$5,000	$108,077

(1) Represents First Sentry Bank’s matching contributions to the 401(k) plan. The named executive officers did not receive perquisites or personal benefits that exceeded $10,000.

Benefit Plans

Employment Agreement with Geoffrey S. Sheils. First Sentry Bancshares, Inc. and First Sentry Bank have entered into an employment agreement with Geoffrey S. Sheils, President and Chief Executive Officer, on December 1, 2008.   The agreement with Mr. Sheils has an initial term of five years.  The agreement will automatically extend for successive two-year terms unless First Sentry Bank or Mr. Sheils gives the other party notice of nonrenewal at least sixty days prior to the expiration of the then existing term.  Under the agreement, the initial base salary for Mr. Sheils is $205,000.   His base salary will be reviewed at least annually and may be increased, but not decreased. In addition to the base salary, the agreement provides for, among other things, participation in incentive and bonus programs and other fringe benefit plans.  Mr. Sheils will be entitled to use of an automobile and will be reimbursed for any country club fees and certain fees relating to professional and social organizations.

Mr. Sheils’ employment may be terminated for cause at any time, in which event the executive would have no right to receive compensation or other benefits for any period after his termination (except for an accrued bonus). However, if Mr. Sheils is terminated for cause due to his negligence or malfeasance which can be reasonably expected to have a material adverse impact on the business of First Sentry Bancshares, Inc. or First Sentry Bank, the executive would have the right to receive a lump sum in the amount equal to the five-year average of his annual base salary plus the five-year average of his annual bonus pay. If Mr. Sheils is terminated as a result of non-renewal of his agreement, he would have the right to receive a lump sum in the amount equal to the five-year average of his annual base salary plus the five-year average of his annual bonus pay. In the case of a breach of the material terms of the agreement by First Sentry Bancshares, Inc. or First Sentry Bank, Mr. Sheils would be entitled to receive 2.99 times the five-year average of his annual base salary plus 2.99 times the five-year average of his annual bonus pay.

In the event of a termination or resignation following the occurrence of a change in control of First Sentry Bancshares, Inc. or First Sentry Bank, Mr. Sheils would be entitled to a severance payment within 30 days in an amount equal to 2.99 times the five-year average of his annual base salary, determined immediately prior to the date of the change in control, plus 2.99 times the five-year average of his annual bonus pay. If the total payment owed to Mr. Sheils in connection with a change in control would be considered an “excess parachute payment” under Internal Revenue Code Section 280G and subject to an excise tax, First Sentry Bank agrees to pay Mr. Sheils a gross-up payment equal to 100% of the excise tax and 100% of any federal, state and local taxes imposed on the gross-up payment.

In the event of Mr. Sheils’ death or disability, First Sentry Bank would pay Mr. Sheils or his estate a lump sum in the amount equal to the five-year average of his annual base salary plus the five-year average of his annual bonus pay, and in the event of his death would continue to provide health benefits, to the extent permissible, to Mr. Sheils’ spouse and dependent children for a period of one year.

As a condition to the payment to Mr. Sheils described above, upon termination of employment other than in connection with termination for cause, the insolvency or bankruptcy of First Sentry Bancshares, Inc. or First Sentry Bank, a material breach of the agreement by First Sentry Bancshares, Inc. or First Sentry Bank or the nonrenewal of the agreement by First Sentry Bank, Mr. Sheils agrees not to compete with First Sentry Bank where it has operating offices or in Wayne and Putnam Counties, West Virginia or Lawrence County, Ohio, or solicit, recruit or cause current employees of First Sentry Bank or First Sentry Bancshares, Inc. to compete against First Sentry Bank, First Sentry Bancshares, Inc. or an affiliate for a period of two years. If Mr. Sheils is terminated for cause, he agrees not to compete with First Sentry Bank where it has operating offices or in Wayne and Putnam Counties, West Virginia or Lawrence County, Ohio, or solicit, recruit or cause current employees of First Sentry Bank or First Sentry Bancshares, Inc. to compete against First Sentry Bank, First Sentry Bancshares, Inc. or an affiliate for a period of one year.

401(k) Plan. First Sentry Bank provides its employees a qualified, tax-exempt pension plan with a “cash-or-deferred arrangement” qualifying under Section 401(k) of the Internal Revenue Code.  Employees are eligible to make salary deferrals and receive matching contributions to the plan on their date of hire.  Eligible employees are permitted to contribute up to 15% of their compensation to the 401(k) plan on a pre-tax basis, up to a maximum of $16,500 (for 2009).  Matching of the contributions is at the discretion of the Board of Directors annually.  Historically, First Sentry Bank has matched 50% of the contribution up to 10% of the employee’s annual salary.

Discretionary matching contribution vesting is based on a 6-year vesting schedule at a rate of 20% per year, beginning with the participant’s second year of employment with First Sentry Bank.   Withdrawals are not permitted before age 59½, except in the event of death, disability, and termination of employment or for a proven hardship.  Upon termination of employment, the participant’s account balance will be paid in a lump sum, unless the participant elects to defer payment of his or her account balance in accordance with the terms of the plan.

The Board of Directors may amend the 401(k) plan at any time.  In no event, however, will any amendment authorize or permit any part of the plan assets to be used for purposes other than the exclusive benefit of participants or their beneficiaries.  Additionally, no amendment will cause any reduction in the amount credited to the participant’s account.

For the fiscal year ended December 31, 2009, First Sentry Bank made $60,033 in contributions to the 401(k) plan.

Directors’ Compensation

Set forth below is summary compensation for each of our non-employee directors for the year ended December 31, 2009.

Director Compensation
Name	Fees earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation(1)	Total
Robert H. Beymer	$3,600	—	—	—	—	—	$3,600
Kerry P. Dillard	3,700	—	—	—	—	—	3,700
Jeffrey E. Hood	2,200	—	—	—	—	—	2,200
Johnnie Jones	3,300	—	—	—	—	—	3,300
Nester S. Logan	2,400	—	—	—	—	—	2,400
Charles H. McKown, Jr. MD	1,600	—	—	—	—	—	1,600
Robert L. Shell, Jr.	1,700	—	—	—	—	—	1,700
Paul L. Turman, II	2,200	—	—	—	—	—	2,200
Arthur Weisberg	1,800	—	—	—	—	—	1,800
Joseph Williams	3,600	—	—	—	—	—	3,600
S. Kenneth Wolfe, MD	2,500	—	—	—	—	—	2,500
Marc A. Sprouse	400	—	—	—	—	—	400
David Fox, III	300	—	—	—	—	—	300
J. Grant McGuire	700	—	—	—	—	—	700
Edward W. Morrsion, Jr.	400	—	—	—	—	—	400
Sally C. B. Oxley	500	—	—	—	—	—	500
George A. Patterson, III	400	—	—	—	—	—	400
Paul B. Riedel	600	—	—	—	—	—	600
J. Roger Smith	600	—	—	—	—	—	600
John Jay White	400	—	—	—	—	—	400

(1)  No director received perquisites or personal benefits that exceeded $10,000.

Director Fees. Directors of First Sentry Bancshares, Inc. do not receive a fee for serving on the Board of Directors.  Fees are paid for serving on the Board of Directors of First Sentry Bank.  Non-employee directors of First Sentry Bank receive a fee of $200 per Board meeting and $100 per committee meeting attended.

Consulting Agreement with Marc A. Sprouse.  Following completion of the merger with Guaranty Bank & Trust Company, Mr. Sprouse agreed to provide consulting services to First Sentry Bank in order to assist First Sentry Bank with any personnel and business integration issues that may arise in connection with the merger, and also with other banking-related services, as reasonably requested by First Sentry Bank.  The consulting agreement is for a term of 24 months, commencing on September 25, 2009, and ending on the second anniversary date thereafter.  Under the consulting agreement, First Sentry Bank will pay Mr. Sprouse a quarterly consulting fee of $37,500.  Mr. Sprouse will forfeit his remaining consulting fee if he voluntarily resigns his services with First Sentry Bank or if he is terminated for “cause” (as defined in the consulting agreement) prior to the completion of the term of his agreement. Mr. Sprouse will be subject to a covenant not to compete, as set forth in his former employment agreement with Guaranty Bank & Trust Company which was otherwise terminated following completion of the merger.

Transactions with Certain Related Persons

Loans and Extensions of Credit.  The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to our executive officers and directors, but it contains a specific exemption from such prohibition for loans made by First Sentry Bank to our executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  First Sentry Bank is therefore prohibited from making any loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made under a benefit program generally available to all other employees and that does not give preference to any executive officer or director over any other employee. First Sentry Bank is in compliance with these federal regulations with respect to its loans and extensions of credit to executive officers and directors.

In addition, loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors.  The aggregate amount of our loans to our officers and directors and their related entities was $13.9 million at December 31, 2009.  As of December 31, 2009, these loans were performing according to their original terms.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has approved the engagement of Hess, Stewart & Campbell, PLLC to be our independent registered public accounting firm for the 2010 year, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the engagement of Hess, Stewart & Campbel, PLLC for our year ending December 31, 2010.  A representative of Hess, Stewart & Campbell, PLLC is not expected to attend the annual meeting.

Stockholder ratification of the selection of the independent registered public accounting firm is not required by our bylaws or otherwise.  However, the Board of Directors is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the independent registered public accounting firm selected by the Audit Committee, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such change is in the best interests of First Sentry Bancshares, Inc. and our stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Hess, Stewart & Campbell, PLLC to us during 2009 and 2008:

The aggregate fees included in the Audit Fees category were fees billed for the calendar years for the audit of our annual financial statements and the review of our quarterly financial statements.  The aggregate fees included in each of the other categories were fees billed in the stated periods.

	Year Ended December 31, 2009	Year Ended December 31, 2008
Audit Fees	$60,555	$41,479
Audit-Related Fees	2,980	41,817
Tax Fees	3,983	4,197
All Other Fees	37,896	57,024

Audit Fees.  During 2009, the audit fees for professional services rendered by Hess, Stewart & Campbell, PLLC were $60,555.  During 2008, the audit fees for professional services rendered by Hess, Stewart & Campbell, PLLC were $41,479.  Such fees in 2009 and 2008 included fees related to the audit of our annual consolidated financial statements.  In 2009, this included review of the interim consolidated financial statements included in our quarterly reports on Forms 10-Q and annual consolidated financial statements included in our Form 10-K.

Audit-Related Fees.  During 2009 and 2008, audit-related fees totaled $2,980 and $41,817, respectively, related primarily to assistance in formulating internal audit programs.

Tax Fees.  Fees billed for professional tax services by Hess, Stewart & Campbell, PLLC totaled $3,983 and $4,197 for the years ended December 31, 2009 and 2008, respectively.

All Other Fees.  All other fees for professional services rendered by Hess, Stewart & Campbell, PLLC during 2009 and 2008 totaled $37,896 and $57,024, respectively and were for consulting work related to the merger with Guaranty Financial Services, Inc. There were no additional fees billed to us by Hess, Stewart & Campbell, PLLC during the past two fiscal years that are not described above.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm.  The Audit Committee concluded that performing such services in 2009 did not affect the independent registered public accounting firm’s independence in performing its function as auditors of our financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

In 2009 and 2008, there were no fees paid to Hess, Stewart & Campbell, PLLC that were not pre-approved by the Audit Committee.

In order to ratify the selection of Hess, Stewart & Campbell, PLLC as the independent registered public accounting firm for the 2010 year, the proposal must receive a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”  The Board of Directors recommends a vote “FOR” the ratification of Hess, Stewart & Campbell, PLLC as our independent registered public accounting firm for the 2010 year.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 823 Eighth Street, Huntington, West Virginia 25701, no later than December 19, 2010.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.  Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any matters should properly come before the annual meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the annual meeting, as to which they shall act in accordance with their best judgment.  The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Securities Exchange Act of 1934.

Our Bylaws do not provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting.

MISCELLANEOUS

The cost of solicitation of proxies in the form enclosed herewith will be borne by us.  Proxies also may be solicited personally or by mail, telephone or telegraph by our directors, officers and employees, without additional compensation therefor. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees which are beneficially owned by others, to send proxy materials to and to obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO MARY A. MCCOMAS, CORPORATE SECRETARY, FIRST SENTRY BANCSHARES, INC., 823 EIGHTH STREET, HUNTINGTON, WEST VIRGINIA 25701, OR CALL AT (304) 522-6400.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2010:  THIS PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND FIRST SENTRY BANCSHARES’S 2009 ANNUAL REPORT TO STOCKHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.CFPPROXY.COM/6628.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Mary A. McComas
Mary A. McComas
Corporate Secretary

Huntington, West Virginia
April 19, 2010

REVOCABLE PROXY

FIRST SENTRY BANCSHARES, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 17, 2010

          The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of First Sentry Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Pullman Plaza Hotel, 1001 Third Avenue, Huntington, West Virginia, at 1:00 p.m. (local time) on May 17, 2010. The Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:
FOR ALL
		FOR	WITHHOLD	EXCEPT
1.	The election as Directors of all nominees listed below each to serve for a one-year term	☐	☐	☐
Robert H. Beymer
Geoffrey S. Sheils
Kerry P. Dillard
David Fox, III
Jeffrey E. Hood
Johnnie Jones
Nester S. Logan
J. Grant McGuire
Charles H. McKown, Jr., M.D.
Edward W. Morrison, Jr.
Sally C.B. Oxley
George A. Patterson, III
Paul B. Riedel
Robert L. Shell, Jr.
J. Roger Smith
Marc A. Sprouse
Paul L. Turman, III
Arthur Weisberg
John Jay White
Joseph Williams
S. Kenneth Wolfe, M.D.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

Should a stockholder wish to cumulate his or her votes for the election of directors, he or she should indicate the director(s) for whom they wish to cumulate their vote for and the number of votes they wish to cast for the individual below. You may distribute your votes by multiplying the number of shares you own by the number of nominees up for election and then allocate your votes among the candidates you designate.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Hess, Stewart & Campbell, PLLC as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of First Sentry Bancshares, Inc. at the annual meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of First Sentry Bancshares, Inc. at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the annual meeting.

          The undersigned acknowledges receipt from First Sentry Bancshares, Inc. prior to the execution of this proxy of a Notice of the annual meeting, audited financial statements and a proxy statement dated April 19, 2010.

Dated: ____________________________, 2010	☐ Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.